Exhibit 10.51

AMENDMENT NO. 1 TO

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), dated as of March 17, 2009, by and among Palm, Inc., a Delaware corporation (the “Company”), Elevation Partners, L.P., a Delaware limited partnership (“Elevation”), and Elevation Employee Side Fund, LLC, a Delaware limited liability company (“Side Fund”), amends that certain Amended and Restated Registration Rights Agreement, dated as of January 9, 2009 (the “Agreement”), among the Company, Elevation and Side Fund. Capitalized terms that are not expressly defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, the parties hereto previously entered into the Agreement, which relates to the Company, the Purchased Shares, the Conversion Shares, the Warrants and the Warrant Shares;

WHEREAS, pursuant to Section 3.6 of the Agreement, the Company and the Holders holding a majority of the Registrable Securities may amend the Agreement; and

WHEREAS, the Company and the Holders holding all of the Registrable Securities are willing to amend the Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Registrable Securities. The definition of “Registrable Securities” set forth in Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the following:

“‘Registrable Securities’ means (i) the Conversion Shares held by any Holder or issuable upon the conversion of Series B Preferred Stock or Series C Preferred Stock held by the Holders, (ii) the Warrant Shares held by any Holder or issuable upon the exercise of Warrants held by the Holders, (iii) any of the 8,166,666 shares of Common Stock purchased and received by the Holders on March 13, 2009 and held by any Holder, and (iv) any Common Stock or other securities which may be issued, converted, exchanged or distributed in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any recapitalization, reclassification, merger, consolidation, exchange or other similar reorganization with respect to the Conversion Shares, the Warrant Shares or the Common Stock described in clause (iii) of this sentence, as the case may be. As to any particular Registrable Securities, once issued, such Registrable Securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities shall have been distributed to the public pursuant to Rule 144, or (C) such securities shall have ceased to be outstanding. For purposes of this Agreement, any required calculation of the amount of, or percentage of, Registrable Securities shall be based on the number of shares of Common Stock which are Registrable Securities, including shares issuable upon the conversion, exchange or exercise of any security convertible, exchangeable or exercisable into Common Stock (including the Series B Preferred Stock, the Series C Preferred Stock and the Warrants).”

2. Effective Date. This Amendment shall be effective as of the date hereof.

3. Continuing Effect of the Agreement. This Amendment shall not constitute an amendment of any other provision of the Agreement not expressly referred to herein. Except as expressly amended herein, the provisions of the Agreement are and shall remain in full force and effect.

4. Governing Law. This Amendment shall be governed in all respects by the Laws of the State of New York.

5. Headings. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a substantive part of this Amendment.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representative as of the day and date first above written.

PALM, INC.

By:	/s/ Douglas Jeffries
Name:	Douglas Jeffries
Title:	Senior Vice President and Chief
Financial Officer

ELEVATION PARTNERS, L.P.

By:	Elevation Associates, L.P.,
its general partner

By:	Elevation Associates, LLC,
its general partner

By:	/s/ Fred D. Anderson
Name:	Fred D. Anderson
Title:	Manager

ELEVATION EMPLOYEE SIDE FUND, LLC

By:	Elevation Management, LLC,
its manager

By:	/s/ Fred D. Anderson
Name:	Fred D. Anderson
Title:	Manager

[Signature Page to Amendment No. 1]